UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Anavex Life Sciences Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANAVEX LIFE SCIENCES CORP.
51 W 52nd Street, 7th Floor, New York, NY 10019

Dear Stockholder:

You are invited to attend the 2017 Annual Meeting of Stockholders of Anavex Life Sciences Corp. which will be held on Tuesday, April 18, 2017, 10:00 a.m., local time, at the offices of Nasdaq MarketSite, 4 Times Square, New York, NY 10036.

Details regarding the meeting and the business to be conducted are described in the accompanying proxy statement. In addition to considering the matters described in the proxy statement, we will report on matters of interest to our stockholders.

Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting. The attached proxy statement explains more about proxy voting, so please read it carefully.

We look forward to your continued support.

Sincerely,

/s/ Christopher U. Missling, PhD.

Christopher U. Missling, PhD.
Chief Executive Officer

March ____, 2017

March ___, 2017

51 W 52nd Street, 7th Floor

New York, NY 10019

It is important that your shares be represented at the 2017 Annual Meeting of Stockholders of Anavex Life Sciences Corp. regardless of the number of shares you hold. Whether or not you expect to attend the meeting in person, please complete, date, sign and return the accompanying proxy card in the enclosed envelope to ensure the presence of a quorum at the meeting. Even if you have voted by proxy, and you attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a legal proxy issued in your name from the record holder.

This proxy statement is dated March ___, 2017 and is going to be first mailed to stockholders of Anavex Life Sciences Corp. on or about March ___, 2017. This proxy statement contains information on matters to be voted upon at the 2017 Annual Meeting of Stockholders of Anavex Life Sciences Corp. or any adjournments of that meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Tuesday, April 18, 2017 at the offices of Nasdaq MarketSite at 4 Times Square, New York, NY 10036.

The proxy statement and 2016 annual report to stockholders are available at www.proxyvote.com.

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PROXY STATEMENT FOR THE
2017 ANNUAL MEETING OF STOCKHOLDERS

Anavex Life Sciences Corp. (“we”, “us”, “our”, “Anavex”, or the “Company”) is providing these proxy materials in connection with the 2017 Annual Meeting of Stockholders of Anavex Life Sciences Corp. (the “2017 Meeting”). This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the 2017 Meeting.

QUESTIONS AND ANSWERS ABOUT THE 2017 MEETING

Q:	When and where is the 2017 Meeting?

A:	The 2017 Meeting is being held at the offices of Nasdaq MarketSite, located at 4 Times Square, New York, NY 10036, at 10:00 a.m., local time on Tuesday, April 18, 2017. Driving directions to the 2017 Meeting may be obtained by contacting the Company at 844.689.3939.

Q:	Who is entitled to vote at the 2017 Meeting?

A:	Holders of Anavex Life Sciences Corp.’s common stock, par value $0.001 per share (“Common Stock”), at the close of business on February 17, 2017, the record date for the 2017 Meeting (the “Record Date”) established by our board of directors (the “Board”), are entitled to receive notice of the 2017 Meeting (the “Meeting Notice”), and to vote their shares at the 2017 Meeting and any related adjournments or postponements thereof. The Meeting Notice, proxy statement and form of proxy card are first expected to be made available to stockholders on or about March 7, 2017.

As of the close of business on the Record Date, there were 41,123,790 shares of our Common Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one (1) vote per share at the 2017 Meeting. Holders of the Common Stock are collectively referred to herein as the Company’s “stockholders.” At the 2017 Meeting, there will be a total of 41,123,790 possible votes with respect to the outstanding shares of capital stock entitled to vote at the Meeting.

Q:	Who can attend the 2017 Meeting?

A:	Admission to the 2017 Meeting is limited to:

•	stockholders as of the close of business on the Record Date, February 17, 2017;

•	holders of valid proxies for the 2017 Meeting; and

•	the Company’s invited guests.

For admission into the 2017 Meeting, each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the Record Date.

Q:	Can I vote my shares by filling out and returning the Meeting Notice?

A:	No. The Meeting Notice identifies the items to be voted on at the 2017 Meeting, but you cannot vote by marking the Meeting Notice and returning it.

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Q:	What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:	If your shares are registered in your name as evidenced and recorded in the stock ledger maintained by the Company and our transfer agent, you are a stockholder of record. If your shares are held in the name of your broker, bank or other nominee, these shares are held in “street name”.

If you are a stockholder of record and you have requested printed proxy materials, we have enclosed a proxy card for you to use. If you hold your shares in street name through one or more banks, brokers or other nominees, you will receive the Meeting Notice, together with voting instructions, from the record holder third party or parties through which you hold your shares. If you requested printed proxy materials, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares.

Q:	What are the quorum requirements for the 2017 Meeting?

A:	The presence in person or by proxy of at least one third (33.3%) of the issued and outstanding shares entitled to vote at the 2017 Meeting constitutes a quorum. Your shares will be counted as present at the 2017 Meeting for purposes of determining whether there is a quorum if a proxy card has been properly submitted by you or on your behalf, or you vote in person at the 2017 Meeting. Abstaining votes and broker non-votes are counted for purposes of establishing a quorum.

Q:	What matters will the stockholders vote on at the 2017 Meeting?

The stockholders will vote on the following proposals:

•	Proposal 1. Election of Directors. To elect six (6) members of our Board, each to hold office until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified.

•	Proposal 2. Approval of Preferred Stock. To authorize the amendment of the Company’s Articles of Incorporation for the purpose of authorizing up to 10,000,000 shares of preferred stock of the Company, par value $0.001.

•	Proposal 3. Approval of the Shareholder Rights Plan. To approve the Shareholder Rights Plan.

•	Proposal 4. Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm.

•	Proposal 5. Approval of Issuance of Shares. To approve the proposed issuance and sale by the Company of up to $50,000,000 in shares of common stock to Lincoln Park Capital Fund, LLC (“Lincoln Park”), in compliance with NASDAQ Marketplace Rule 5635(d) and for all other purposes.

Q:	What vote is required to approve these proposals?

A:	Provided a quorum is present, the following are the voting requirements for each proposal:

•	Proposal 1. Election of Directors. Each of the six (6) nominees who receives the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy shall be elected.

•	Proposal 2. Approval of Preferred Stock. An amendment of the Company’s Articles of Incorporation for the purpose of authorizing up to 10,000,000 shares of blank-check preferred stock of the Company, par value $0.001 will be approved if stockholders holding at least a majority of the voting power have voted in favor of the amendment.

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•	Proposal 3. Approval of the Shareholder Rights Plan. The Shareholder Rights Plan will be approved if stockholders holding a majority of the Common Stock having voting power present in person or represented by proxy vote in favor of the Shareholder Rights Plan.

•	Proposal 4. Ratification of Independent Registered Public Accounting Firm. The Company’s independent registered public accounting firm, BDO USA, LLP, will be ratified upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

•	Proposal 5. Approval of Issuance of Shares. The proposed issuance and sale by the Company of up to $50,000,000 in shares of common stock to Lincoln Park in compliance with NASDAQ Marketplace Rule 5635(d) will be approved if stockholders holding at least a majority of the voting power present in person or represented by proxy vote in favor of the issuance.

Q:	What are the Board’s voting recommendations?

A:	Our Board recommends that you vote your shares:

•	“FOR” the six (6) directors nominated by our Board as directors, each to serve until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;

•	“FOR” the amendment of our Articles of Incorporation to authorize up to 10,000,000 shares of blank-check preferred stock of the Company, par value $0.001;

•	“FOR” the approval of the Shareholder Rights Plan; and

•	“FOR” the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm; and

•	“FOR” the approval of the proposed issuance to Lincoln Park.

Q:	How do I vote?

A:	You may vote by any of the following methods:

•	In Person. Stockholders of record and beneficial stockholders with shares held in street name may vote in person at the 2017 Meeting. If you hold shares in street name, you must obtain a proxy from the stockholder of record authorizing you to vote your shares and bring it to the meeting along with proof of beneficial ownership of your shares. A photo I.D. is required to vote in person.

•	By mail. If you elected to receive printed proxy materials by mail, you may vote by signing and returning the proxy card provided to the principal executive offices of the Company at 51 W 52nd Street, 7th Floor, New York, NY 10019, Attention: Christopher Missling, PhD., Chief Executive Officer. Please allow sufficient time for mailing if you decide to vote by mail.

•	By internet or telephone. You may also vote over the internet at www.proxyvote.com or by telephone at 800.690.6903. Please see your proxy card for voting instructions. For additional voting assistance, or if you have questions regarding submitting your vote, you may call our proxy solicitation agent, Kingsdale Advisors at 1.800.775.3159 or you may email them at contactus@kingsdaleadvisors.com.

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Q:	How can I change or revoke my vote?

A:	You may change your vote as follows:

•	Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to Anavex Life Sciences Corp., 51 W 52nd Street, 7th Floor, New York, NY 10019, Attention: Christopher Missling, PhD., Chief Executive Officer, or by submitting another proxy card before the conclusion of the 2017 Meeting. For all methods of voting, the last vote cast will supersede all previous votes.

•	Beneficial owners of shares held in street name. You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee.

Q:	What if I do not specify a choice for a matter when returning a proxy?

A:	Your proxy will be treated as follows:

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in street name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

Q:	Which ballot measures are considered “routine” or “non-routine”?

A:	The election of directors (“Proposal 1”), the approval of the amendment of our Articles of Incorporation to authorize up to 10,000,000 shares of blank-check preferred stock of the Company, par value $0.001 (“Proposal 2”), the approval of the Shareholder Rights Plan (“Proposal 3”), and the approval of the proposed issuance to Lincoln Park (“Proposal 5”) are considered to be non-routine matters under applicable rules. The confirmation of BDO USA, LLP as the Company’s independent registered public accounting firm (“Proposal 4”) is considered a routine matter. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 2, 3, and 5.

Q:	Could other matters be decided at the 2017 Meeting?

A:	As of the date of the filing of this proxy statement, we were not aware of any matters to be raised at the 2017 Meeting other than those referred to in this proxy statement.

If other matters are properly presented at the 2017 Meeting for consideration, the proxy holders for the 2017 Meeting will have the discretion to vote on those matters for stockholders who have submitted a proxy card.

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Q:	How are proxies solicited and what is the cost?

A:	We are making, and we will bear all expenses incurred in connection with the solicitation of proxies. We have engaged a proxy solicitation firm, Kingsdale Advisors, to assist us in soliciting proxies, and we will pay the fees related to the solicitation. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, letter, facsimile or in person. Following the original mailing of the Meeting Notice, we will request brokers, custodians, nominees and other record holders to forward their own notice and, upon request, to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our capital stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

Q:	What should I do if I have questions regarding the 2017 Meeting?

A:	If you have any questions about the 2017 Meeting, would like to obtain directions to be able to attend the 2017 Meeting and vote in person or would like additional copies of any of the documents referred to in this proxy statement, you should call our Investor Relations department at 844.689.3939.

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PROPOSAL 1 - ELECTION OF DIRECTORS

General

At the 2017 Meeting, a board of six (6) directors will be elected, each to hold office until succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board). Information concerning all director nominees appears below. Management does not anticipate that any of the persons named below will be unable or unwilling to stand for election. All of the Board’s nominees are incumbent directors of the Company.

Information Concerning Director Nominees

Background information about the Board’s nominees for election, as well as information regarding additional experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve on the Board, is set forth below:

Christopher Missling, PhD. Christopher Missling, age 51, has over twenty (20) years of healthcare industry experience in the big pharmaceutical, biotech and investment banking industries. Most recently, from March, 2007 until his appointment by our Company, Dr. Missling served as the head of healthcare investment banking at Brimberg & Co. in New York, New York. Also, Dr. Missling served as the Chief Financial Officer of Curis, Inc. (NASDAQ:CRIS) and ImmunoGen, Inc. (NASDAQ:IMGN). Dr. Missling earned his MS and PhD from the University of Munich and an MBA from Northwestern University Kellogg School of Management and WHU Otto Beisheim School of Management. He has served as a director of the Company since July 5, 2013.

Athanasios Skarpelos. Athanasios (Tom) Skarpelos, age 50, is a self-employed investor with 18 years of experience working with private and public companies. For the past 11 years, he has been focused on biotechnology companies involved in drug discovery and drug development projects. Mr. Skarpelos was engaged as a consultant to our Company for one year effective August 2, 2010. His experience has led to relationships with researchers at academic institutes in Europe and North America. Mr. Skarpelos is a founder of Anavex. He has served as a director of the Company since January 9, 2013.

Bernd Metzner, PhD. Bernd Metzner, age 46, is currently Chief Financial Officer of the Stroeer Group. Previously, he was Chief Administration Officer and member of the Board of Management of Bayer Schering Pharma AG, the pharmaceutical division of $100+ billion market cap company Bayer AG. In this position, Dr. Metzner had worldwide financial responsibility for the Bayer Pharma Group. During his almost 10-years with Bayer AG, Dr. Metzner also held several senior international management positions in the corporate finance organization of Bayer AG, including Chief Financial Officer of Bayer S.p.A. Italy and heading the coordination of the successful spin-off of Lanxess, a specialty chemicals group. Dr. Metzner started his career at the law firm Flick Gocke Schaumburg and has a degree in business administration from the University of Siegen. After obtaining his doctorate, he became a chartered accountant. He has served as a director of the Company since May 7, 2014.

Elliot Favus, MD. Elliot Favus, age 42, is Chief Executive Officer of Favus Institutional Research, a healthcare research firm serving institutional investors. He has been a healthcare equity research analyst on Wall Street since 2006, starting at Lazard Capital Markets and subsequently at Och-Ziff Capital Management Group. Prior to working on Wall Street, Dr. Favus was an Instructor in medicine at Mount Sinai School of Medicine in New York. He attended the University of Michigan (BA, 1996), the University of Chicago Pritzker School of Medicine (MD, 2001) and the NYU-Bellevue Hospital Internal Medicine Residency Program (2004). He is board-certified in Internal Medicine (2004) and has 10 years of basic science laboratory experience working on human genetics projects at Harvard Medical School, the University of Chicago and the University of Pittsburgh. He has served as a director of the Company since May 7, 2014.

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Steffen Thomas, PhD. Steffen Thomas, age 51, has over 15 years of experience as a European patent attorney and is currently practicing at Epping Hermann Fischer, a major intellectual property law firm in Europe. Previously, Dr. Thomas worked for Japan-based Takeda Pharmaceutical Company, the largest pharmaceutical company in Asia and a top firm worldwide, as an in-house patent attorney. Prior to that, he worked for Nycomed Pharma, acquired by Takeda in 2011 for approximately USD $10 billion. Dr. Thomas’ legal practice covers drafting of patent applications, prosecuting patent applications before national and international patent offices, defending and challenging patents in opposition, appeal, and nullity proceedings, enforcing patents before the infringement courts, and preparing opinions on patentability and infringement in the technical field of chemistry. Dr. Thomas has particular expertise in small molecule pharmaceuticals. He holds MS and PhD degrees in Chemistry from the University of Munich. He has served as a director of the Company since June 15, 2015.

Peter Donhauser, D.O., age 51, a director of Anavex, has more than 20 years of expertise in clinical research followed by practicing osteopathic medicine with an integrated medical approach in private practice since 2000. He worked at the University Hospital of Munich in the fields of geriatrics and neuromusculoskeletal diseases.  During this time, he was a clinical trial investigator in multiple Phase 3 studies, including studies sponsored by Merck Sharp & Dohme/Merck, Boehringer Mannheim/Roche, Servier and Sanofi. He received his human medicine degree at the University of Munich and Doctor of Osteopathic Medicine (D.O.) from the DAAO and EROP at the Philadelphia College of Osteopathic Medicine, Philadelphia, Pennsylvania. He has served as a director of the Company since February 8, 2017.

Corporate Governance

Director Independence. The Board makes an affirmative determination that those members of its Board that serve as independent directors do not have any relationships with the Company and its businesses that would impair their independence. In connection with these determinations, the Board reviews information regarding transactions, relationships and arrangements involving the Company and its businesses and each director that it deems relevant to independence.

We deem that Christopher Missling, PhD. is not independent as that term is defined by NASDAQ 5605(a)(2) because Dr. Missling serves as our President, Chief Executive Officer, and Secretary.

We deem that Bernd Metzner, Elliot Favus, Athanasios Skarpelos, Steffen Thomas, and Peter Donhauser are independent as that term is defined by NASDAQ 5605(a)(2).

Director Nominations. Our Board has a Nominating and Corporate Governance Committee that identifies individuals qualified to become Board members and recommends to the Board proposed nominees for Board membership.

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Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills, experience relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment. The Board seeks men and women from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. However, we do not have a formal policy concerning the diversity of the Board. All director candidates must have time available to devote to the activities of the Board. We also consider the independence of director candidates, including the appearance of any conflict in serving as a director. A director who does not meet all of these criteria may still be considered for nomination to the Board, if our independent directors believe that the candidate will make an exceptional contribution to us and our stockholders.

Generally, when evaluating and recommending candidates for election to the Board, the Board will conduct candidate interviews, evaluate biographical information and background material and assess the skills and experience of candidates in the context of the then current needs of the Company. In identifying potential director candidates, the Board may also seek input from the executive officers and may also consider recommendations by employees, community leaders, business contacts, third-party search firms and any other sources deemed appropriate by such directors. The Board will also consider director candidates recommended by stockholders to stand for election at the annual meeting of stockholders so long as such recommendations are submitted in accordance with the procedures described below under “Stockholder Recommendations for Board Candidates.”

Board Leadership Structure. Our Board does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors. Our Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. Our Board has reviewed our current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, and other relevant factors. Considering these factors, the Company determined to have the same individual, Christopher Missling, PhD., serve as Chief Executive Officer and Chairman of the Board. The Board does not have or appoint a lead independent director.

Board Role in Risk Oversight. The Board administers its risk oversight function directly. The Board regularly discusses with management the Company’s major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

The Board and Board Committees

The Board. The Board met six times for meetings during fiscal year 2016. Four of such meetings were regularly scheduled meetings and the other special Board meetings and telephonic calls were held as needed. During fiscal year 2016, each incumbent director attended 75% or more of the Board meetings for the periods during which each such director served. Directors are not required to attend annual meetings of our stockholders.

Audit Committee and Audit Committee Financial Experts

The members of the Audit Committee are Bernd Metzner (Chairman), Athanasios Skarpelos and Steffen Thomas. Our Board has determined that Bernd Metzner is an “audit committee financial expert” as defined by applicable SEC and Nasdaq rules.

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The Audit Committee oversees and reports to our Board on various auditing and accounting-related matters, including, among other things, the maintenance of the integrity of our financial statements, reporting process and internal controls; the selection, evaluation, compensation and retention of our independent registered public accounting firm; legal and regulatory compliance, including our disclosure controls and procedures; and oversight over our risk management policies and procedures.

The Audit Committee met four times during fiscal 2016. The Audit Committee operates under a charter that was adopted by our Board.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Bernd Metzner (Chairman), Steffen Thomas and Peter Donhauser.

The Nominating and Corporate Governance Committee is appointed by the Board to oversee and evaluate the Board’s performance and the Company's compliance with corporate governance regulations, guidelines and principles, to identify individuals qualified to become Board members, to recommend to the Board proposed nominees for Board membership, and to recommend to the Board directors to serve on each standing committee.

The Nominating and Corporate Governance Committee did not meet during fiscal 2016. The Nominating and Corporate Governance Committee operates under a charter that was adopted by our Board.

Compensation Committee

The members of our Compensation Committee are Bernd Metzner (Chairman), Steffen Thomas and Peter Donhauser.

The Compensation Committee assists our Board in discharging its responsibilities relating to compensation of our directors and executive officers. Its responsibilities include, among other things, reviewing, approving and recommending compensation programs and arrangements applicable to our officers; determining the objectives of our executive officer compensation programs; overseeing the evaluation of our senior executives; administering our incentive compensation plans and equity-based plans, including reviewing and granting equity awards to our executive officers; and reviewing and approving director compensation and benefits. The Compensation Committee can delegate to other members of our Board, or an officer or officers of the Company, the authority to review and grant stock-based compensation for employees who are not executive officers.

The Compensation Committee has the responsibilities and authority designated by Nasdaq rules. Specifically, the Compensation Committee has the sole discretion to select and receive advice from a compensation consultant, legal counsel or other adviser and is directly responsible for oversight of their work. The Compensation Committee must also determine reasonable compensation to be paid to such advisors by us.

Prior to the formation of our Compensation Committee, our Board performed the functions that would have been handled by the Compensation Committee.

The Compensation Committee met four times during fiscal year 2016. The Compensation Committee operates under a charter that was adopted by our Board.

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The Compensation Committee has considered the potential risks arising from the Company’s compensation policies and practices for all employees and does not believe the risks from those compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

Compensation Committee Interlocks and Insider Participation

None of our directors who currently serve as members of our compensation committee is, or has at any time during the past year been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our board of directors or compensation committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the compensation discussion and analysis and has recommended to the board of directors that the compensation discussion and analysis be included in this Proxy Statement.

Stockholder Recommendations for Board Candidates

The Board will consider qualified candidates for directors recommended and submitted by stockholders. Submissions that meet the then current criteria for Board membership are forwarded to the Board for further review and consideration. The Board will consider a recommendation only if appropriate biographical information and background material are provided on a timely basis, accompanied by a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than five percent (5%) of our Common Stock for at least one (1) year as of the date that the recommendation is made. To submit a recommendation for a nomination, a stockholder may write to the Board, at our principal office, Attention: Christopher Missling, PhD., Chief Executive Officer.

The Board will evaluate any such candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members, assuming that appropriate biographical and background material is provided for candidates recommended by stockholders and the process for submitting the recommendation is followed.

Stockholder Communications with the Board

Stockholders may, at any time, communicate with any of our directors by mailing a written communication to Anavex Life Sciences Corp., 51 W 52nd Street, 7th Floor, New York, NY 10019, Attention: Christopher Missling, PhD., Chief Executive Officer. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. The Corporate Secretary will then forward such correspondence, without editing or alteration, to the Board or to the specified director(s) on or prior to the next scheduled meeting of the Board. The Board will determine the method by which such submissions will be reviewed and considered. The Board may also request the submitting stockholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

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Vote required

The foregoing Proposal 1 will be approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Board Recommendation

The Board unanimously recommends a vote “FOR” each nominee.

The six (6) nominees receiving an affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy shall be elected. This Proposal 1 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 1.

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INFORMATION CONCERNING EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS

Name	Age	Position
Sandra Boenisch	35	Principal Financial Officer

Sandra Boenisch, CPA, CGA, Ms. Boenisch is a Chartered Professional Accountant (CPA, CGA) with 14 years of accounting, audit, and financial reporting experience in a variety of industries, both in the United States and Canada. Ms. Boenisch has been an independent consultant, providing financial reporting services to a range of public companies in the United States and Canada since January 2012. From 2008 until 2012, Ms. Boenisch was employed at BDO Canada LLP (Vancouver, BC) where she was hired as a Senior Accountant and was later promoted to Manager, Audit Assurance. Ms. Boenisch specialized in managing assurance engagements for public companies in the United States and Canada. Prior to that, Ms. Boenisch worked for a public accounting firm beginning in 2001. As an independent consultant, Ms. Boenisch has acquired considerable experience in finance, governance, and regulatory compliance. She holds a BComm from Laurentian University.

EXECUTIVE AND DIRECTOR COMPENSATION

Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances.

Our Executive Compensation Program and Philosophy

The intent of the Company’s compensation program is to attract and retain talent, to create incentives for and to reward excellent performance. We seek to compensate our executives in a manner that is competitive, rewards performance that creates shareholder value, recognizes individual contributions, and encourages long-term value creation.

The Compensation Committee meets at least twice per year to review and evaluate executive compensation and each executive officer’s performance. The Compensation Committee utilizes quantitative and qualitative factors, including the accomplishment of initiatives, attitude, and leadership and applies overall judgment to assess performance, taking into account the financial condition of the Company. Ultimately, the Compensation Committee seeks to evaluate, based on the achievement of financial and nonfinancial objectives, the variable compensation, including special awards, of executive officers of the Company and decide on the base salary and target discretionary bonus for such persons taking into account relevant benchmark data.

The Compensation Committee believes that a significant portion of each executive’s compensation opportunity should be tied to variable compensation and value creation for shareholders. The Compensation Committee believes this mix provides an appropriate balance between the financial security required to attract and retain qualified individuals, and the Compensation Committee’s goal of ensuring that executive compensation rewards performance that benefits shareholders over the long term.

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Compensation Consultants

The Compensation Committee makes recommendations to the Board for all compensation for executives, including the structure and design of the compensation programs. The Compensation Committee is responsible for retaining and terminating compensation consultants and determining the terms and conditions of their engagement.

Annual Discretionary Cash Bonuses

The Company has an annual discretionary cash bonus program. The Compensation Committee, or board of directors works with the Chief Executive Officer to evaluate the Company’s financial performance and overall financial condition to determine if discretionary bonuses are to be paid.

Benefits

 The Company’s executives are entitled to participate in employee benefit plans, programs and arrangements implemented by the Company and generally available to all salaried employees, such as medical, dental and insurance programs. Executives are also allowed to participate in the Company’s tax-qualified 401(k) Plan offered to all similarly situated full-time employees.

Summary Compensation Table

Summary Compensation

The particulars of compensation paid to the following persons for the last three completed fiscal years:

a)	our principal executive officers;

b)	each of our three most highly compensated executive officers who were serving as executive officers at the end of the fiscal year ended September 30, 2016 who had total compensation exceeding $100,000; and

c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, for our fiscal years ended September 30, 2016, 2015 and 2014, are set out in the following summary compensation table:

Name and Principal Position(1)	Year	Salary ($)		Bonus ($)		Stock Awards ($)	Option Awards ($)	Other Annual Compensation ($)		Total ($)
Christopher Missling, PhD.(2)	2016	305,000		-		-	8,495,900	2,290,340	(3)	11,091,240
President, Chief Executive Officer,	2015	240,000		-		1,220,000	1,151,309	1,128,064	(3)	3,739,373
Chief Financial Officer and Director	2014	240,000		400,000	(4)	-	127,800	-		767,800

Sandra Boenisch(4)(5)	2016	58,000	(6)	-		-	407,400	-		465,419
Principal Financial Officer	2015	-		-		-	-	-		-
	2014	-		-		-	-	-		-

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(1)	Dr. Missling and Ms. Boenisch are the Company’s only two executive officers.
(2)	Dr. Missling was appointed as director, President, Chief Executive Officer, Chief Financial Officer, and Secretary on July 5, 2013.
(3)	The compensation was recorded in connection with the Company’s payment of an income tax withholding obligation arising as a result of the vesting of restricted stock awards during the years ended September 30, 2016 and 2015, in accordance with the terms of Dr. Missling’s employment agreement dated July 5, 2013.
(4)	The bonus was a result of the successful financing in March 2014.
(5)	Ms. Boenisch’s employment became effective on October 1, 2015.
(6)	Compensation to Ms. Boenisch denominated in Canadian Dollars and has been translated to US dollars at an exchange rate of 0.7438 during the year ended September 30, 2016.

Employment Agreements

Christopher Missling

The Company and Dr. Missling have entered into an employment agreement dated July 5, 2013, as amended and extended on July 5, 2016 and as amended and restated on July 18, 2016, whereby the Company agreed to pay to Dr. Missling an annual base salary of $500,000. In addition, Dr. Missling (i) is eligible to earn an annual cash bonus for each whole or partial calendar year of up to $100,000; (ii) is eligible to participate in the Company’s employee benefit plans; and (iii) the Company has agreed to indemnify Dr. Missling in connection with his provision of services to the Company.

During the year ended September 30, 2016 and in connection with the Amended and Restated First Amendment to the Employment Agreement with Dr. Missling in his continuing capacity as Chief Executive Officer of the Company, Dr. Missling was granted options with a value of Two Million Dollars ($2,000,000) to purchase shares of the Company’s Common Stock, which was equal to 379,625 options at an exercise price of $6.26 These options shall vest quarterly over a three year period, commencing on October 5, 2016. In addition, Dr. Missling was granted options to purchase 861,429 shares of the Company’s Common Stock at an exercise price of $7.06, which options will vest quarterly over a three-year period, commencing on October 18, 2016.

Sandra Boenisch

In connection with Ms. Boenisch’s appointment as Principal Financial Officer, the Company and Ms. Boenisch entered into an employment agreement, effective October 1, 2015, whereby: (a) the Company shall pay to Ms. Boenisch an annual base salary of Seventy-Eight Thousand and 00/100 Canadian Dollars ($78,000 CAD), with Ms. Boenisch being eligible for bonuses which are anticipated to be up to 25% of her annual base salary, and salary increases; (b) Ms. Boenisch received a sign-on stock option grant of 100,000 shares; and (c) Ms. Boenisch is able to participate in the Company’s employee benefit plans. Ms. Boenisch currently receives an annual base salary of $90,000 Canadian Dollars.

Our employment agreement with Sandra Boenisch contains provisions regarding our obligations to Ms. Boenisch upon a change of control. In the event of a change of control, as such term is defined in the employment agreement, all of the remaining unvested option shares granted to Ms. Boenisch will immediately vest with no restrictions on purchase or sales.

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There are no agreements and arrangements between any director or nominee for director, and any person or entity other than the Company relating to compensation or other payment in connection with the director or nominee’s candidacy.

Compensation of Directors

The table below shows the compensation of our directors who were not our named executive officers for the fiscal year ended September 30, 2016:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Athanasios Skarpelos	-	-	274,150	-	-	-	274,150
Bernd Metzner	15,500	-	274,150	-	-	-	289,650
Elliot Favus	-	-	308,450	-	-	-	308,450
Steffen Thomas	-	-	274,150	-	-	-	274,150

We have agreed to compensate Bernd Metzner an amount of $4,000 per quarter for performing the functions of Chairman of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

In addition, directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award further special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer and director certain information concerning the outstanding equity awards as of September 30, 2016.

Option Awards						Stock Awards
Name	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Unexercisable Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Christopher Missling	500,000	-	-	1.60	July 5, 2023	-	-	-	-
	62,500	62,500	-	1.32	May 8, 2024
	333,334	166,666	-	0.92	April 2, 2025
	62,500	125,000	-	5.04	Sept 18, 2025
	-	379,625	-	6.26	July 5, 2026
	-	861,429	-	7.06	July 18, 2026
	500,000	-	-	3.28	Sept 22, 2026

Athanasios Skarpelos	33,334	16,666	-	0.92	April 2, 2025	-	-	-	-
	100,000	-	-	3.28	Sep 22, 2026

Bernd Metzner	25,000	12,500	-	1.20	May 7, 2024	-	-	-	-
	33,334	16,666	-	0.92	April 2, 2025
	100,000	-	-	3.28	Sept 22, 2026

Elliot Favus	25,000	12,500	-	1.20	May 7, 2024	-	-	-	-
	33,334	16,666	-	0.92	April 2, 2025
	1,500	-	-	5.64	Sept 30, 2025
	1,500	-	-	5.57	Dec 31, 2025
	-	1,500	-	4.90	Mar 31, 2026
	1,500	-	-	5.66	April 27, 2026
	-	1,500	-	6.11	June 30, 2026
	100,000	-	-	3.28	Sept 22, 2026

Steffen Thomas	16,667	33,333	-	1.76	June 15, 2025	-	-	-	-
	100,000	-	-	3.28	Sept 22, 2026

Peter Donhauser(1)	-	-	-	-	-

Sandra Boenisch	8,333	16,667	-	5.68	Oct 2, 2026	-	-	-	-
	106,696	-	-	3.28	Sept 22, 2026

(1)	Peter Donhauser was made a director on February 8, 2017.

Stock Option Plan

Our Board adopted an Omnibus Incentive Plan (the “2015 Plan”), which was approved by our board on September 18, 2015. The 2015 Plan provides for the grant of stock options and restricted stock awards to directors, officers, employees and consultants of the Company.

The maximum number of our common shares reserved for issue under the plan is 6,050,553 shares, subject to adjustment in the event of a change of the Company’s capitalization. As a result of the adoption of the 2015 Plan, no further option awards will be granted under any previously existing stock option plan. Stock option awards previously granted under previously existing stock option plans remain outstanding in accordance with their terms.

The 2015 Plan is administered by the Board, except that it may, in its discretion, delegate such responsibility to a committee of such Board. The exercise price will be determined by the Board at the time of grant, and the exercise price of each option shall be at least the fair market value on the grant date; provided, however, that in the event that a grantee owns more than 10% of the Company’s Common Stock as of the date of grant, the exercise price of an option granted to such grantee that is intended to be an incentive stock option shall be not less than 110% of the fair market value on the date of grant. Stock options may be granted under the 2015 Plan for an exercise period of up to ten years from the date of grant of the option or such lesser periods as may be determined by the Board, subject to earlier termination in accordance with the terms of the 2015 Plan.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our Common Stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our Common Stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended September 30, 2016, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with, except as follows: (1) Christopher Missling did not timely file one Form 4 report to report one transaction; and (2) Elliot Favus did not timely file three Form 4 reports to report three transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth, as of February 17, 2017 certain information with respect to the beneficial ownership of our Common Stock by each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and our named executive officers and by our current directors and executive officers as a group. We have determined the number and percentage of shares beneficially owned by such person in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. This information does not necessarily indicate beneficial ownership for any other purpose.

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership		Percent of class (1)
Common Stock	Athanasios Skarpelos (Director) 51 W 52nd Street 7th Floor New York, NY 10019	1,456,458	(2)	3.5%

Common Stock	Christopher Missling (CEO/Director) 51 W 52nd Street 7th Floor New York, NY 10019	2,985,388	(3)	6.9%

Common Stock	Bernd Metzner (Director) 51 W 52nd Street 7th Floor New York, NY 10019	175,000	(4)	*

Common Stock	Elliot Favus (Director) 51 W 52nd Street 7th Floor New York, NY 10019	182,500	(5)	*

Common Stock	Steffen Thomas (Director) 51 W 52nd Street 7th Floor New York, NY 10019	116,667	(6)	-

Common Stock	Peter Donhauser (Director) 51 W 52nd Street 7th Floor New York, NY 10019	-		-

Common Stock	Sandra Boenisch (Principal Financial Officer) 51 W 52nd Street 7th Floor New York, NY 10019	142,158	(7)	*

Common Stock	Directors & Executive Officers as a group (7 persons)	5,058,171		9.8%

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*Less than 1%

(1)	Percentage of ownership is based on 41,123,790 shares of our Common Stock issued and outstanding as of February 17, 2017. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Includes options to purchase 50,000 shares of our Common Stock at $0.92 per share and options to purchase 100,000 shares of our Common Stock at $3.28 per share that have vested or are vesting within 60 days.

(3)	Includes options to purchase 500,000 shares of our Common Stock at $1.60 per share, options to purchase 62,500 shares of our Common Stock at $1.32 per share, options to purchase 500,000 shares of our Common Stock at $0.92 per share, options to purchase 109,375 shares of our Common Stock at $5.04 per share, options to purchase 94,906 shares of our Common Stock at $6.26, options to purchase 215,357 shares of our common stock at $7.06, and options to purchase 500,000 shares of our Common Stock at $3.28 per share that have vested or are vesting within 60 days. Excludes options to purchase 62,500 shares of our Common Stock at $1.32 per share, options to purchase 78,125 shares of our Common Stock at $5.04 per share, options to purchase 284,719 shares of our Common Stock at $6.26 per share and options to purchase 646,072 shares of our Common Stock at $7.06 per share that do not vest within 60 days.

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(4)	Includes options to purchase 25,000 shares of our Common Stock at $1.20 per share, options to purchase 50,000 shares of our Common Stock at $0.92 per share, and options to purchase 100,000 shares of our Common Stock at $3.28 per share that have vested or are vesting within 60 days. Excludes options to purchase 12,500 shares of our Common Stock at $1.20 per share that are not vesting within 60 days.

(5)	Includes options to purchase 25,000 shares of our Common Stock at $1.20 per share, options to purchase 50,000 shares of our Common Stock at $0.92 per share, options to purchase 1,500 shares of our Common Stock at $5.64 per share, options to purchase 1,500 shares of our Common Stock at $5.57 per share, options to purchase 1,500 shares of our Common Stock at $4.90 per share, options to purchase 1,500 shares of our Common Stock at $5.66, options to purchase 1,500 shares of our Common Stock at $6.11 per share, and options to purchase 100,000 shares of our Common Stock at $3.28 per share that have vested or are vesting within 60 days. Excludes options to purchase 12,500 shares of our Common Stock at $1.20 per share that are not vesting within 60 days.

(6)	Includes options to purchase 16,667 shares of our Common Stock at $1.76 per share and options to purchase 100,000 shares of our Common Stock at $3.28 per share that have vested or are vesting within 60 days. Excludes options to purchase 33,333 shares of our Common Stock at $1.76 per share that do not vest within 60 days.

(7)	Excludes options to purchase 50,000 shares of our Common Stock at $5.39 per sharer that do not vest within 60 days.

(8)	Includes options to purchase 12,499 shares of our Common Stock at $5.68 per share and options to purchase 106,696 shares of our Common Stock at $3.28 per share that have vested or are vesting within 60 days. Excludes options to purchase 12,501 shares of our Common Stock at $5.68 per share that do not vest within 60 days.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or executive officer or any associate of any such director or officer is a party adverse to our company or has a material interest adverse to our company.

No director or executive officer has been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.	being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and- desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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PROPOSAL 2 –AMENDMENT OF THE COMPANY’S ARTICLES
OF INCORPORATION TO AUTHORIZE UP TO 10,000,000 SHARES OF BLANK-CHECK
PREFERRED STOCK

Authorization of up to 10,000,000 Shares of Blank-Check Preferred Stock in General

As of the Record Date, we did not have any authorized shares of preferred stock. The primary purpose of the authorization of up to 10,000,000 shares of blank-check preferred stock in the Company’s Articles of Incorporation, as amended (the “Charter”) is for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes.

The effect of the adoption of this Proposal 2 would be to grant the Board the authority to issue shares of preferred stock in one or more series, with such rights, preferences and designations, as it deems necessary or advisable without any additional action by the Company’s stockholders, unless otherwise required by law or by the rules and policies of Nasdaq or any other quotation system or exchange upon which the shares of Common Stock of the Company are listed and trade. With regard to such proposed blank-check preferred stock, the Board’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights for each class or series. Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company, and the Board may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

The Board has made no decisions or commitments with respect to the use of the requested shares of blank check preferred stock, and it has no plans to commence an offering of any of the Company’s shares related thereto at this time. The Board believes, however, that approval of this Proposal 2 will provide the flexibility to take advantage of opportunities as they arise.

Our Board has adopted a resolution seeking authorization of our stockholders to amend our Charter to authorize up to 10,000,000 shares of blank-check preferred stock (the “Authorization”). To effect the Authorization as proposed, we will file an amendment to our Charter, as set forth in Exhibit A, with the Secretary of State of Nevada which will provide that our authorized shares of preferred stock will be 10,000,000 shares and the Board shall have the ability issue shares of preferred stock in one or more series, with such rights, preferences and designations, as it deems necessary or advisable without any additional action by the Company’s stockholders. We may subsequently abandon the proposed Authorization if our Board deems it advisable.

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Certain Disadvantages of the Authorization

If Proposal 2 is approved, the availability of undesignated blank-check preferred stock may have certain negative effects on the rights of holders of the Common Stock. The actual effect of the issuance of any shares of preferred stock upon the rights of holders of Common Stock cannot be stated until the Board determines the specific rights of the holders of such preferred stock. With regard to any proposed new class of blank-check preferred stock, the Board’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to, (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights for each class or series. The proposed amendment will permit the Board, without future stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights, which are superior to and could adversely affect the voting power or other rights of the holders of our Common Stock. Specifically, we will be in a position to issue securities which would grant to the holders thereof, preferences or priorities over the holders of Common Stock with respect to, among other things, liquidation, dividends and voting. This could result in holders of Common Stock receiving less in the event of a liquidation, dissolution or other winding up of our company, reduce the amount of funds, if any, available for dividends on Common Stock, and dilute the voting power of the holders of our Common Stock.

Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company and the Board may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

Principal Effects of the Authorization

If our stockholders approve this Proposal 2 authorizing the Authorization, the Authorization would effectively enable the Company to utilize such shares for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The Authorization, in and of itself, will not affect any stockholder’s percentage ownership interests in our Company. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the “34 Act”), as amended.

Procedure for Effecting the Authorization

In order to effect the Authorization, we will file an amendment to our Charter with the Secretary of State of Nevada to amend our existing Charter. The Authorization will become effective at the time specified in the amendment. The text of the amendment to effect the Authorization will be in substantially the form attached hereto as Exhibit A; provided, however, that the form of amendment attached hereto is subject to modification to include such changes as may be required by the office of the Secretary of State of Nevada and as the Board deems necessary and advisable to effect the Authorization. As soon as practicable our stockholders will be notified that the Authorization has been effected.

Anti-Takeover Effects

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. The blank-check preferred stock could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of our Common Stock or with rights and preferences that include special voting rights to veto a change in control. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by stockholders. Please note that the creation of the blank-check preferred stock has not been proposed by the Board for an anti-takeover related purpose and the Board has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our voting stock.

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No Cumulative Voting. The Charter and By-laws do not provide for cumulative voting in the election of directors. The combination of the present ownership by a relative few stockholders of a significant portion of the Company’s voting capital stock and lack of cumulative voting makes it more difficult for other stockholders to replace the members of the Board or for another party to obtain control of the Company by replacing our Board.

Potential Consequences if Stockholder Approval is Obtained

This Proposal would enable the Company to utilize the issuance of blank-check preferred stock shares for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The availability of undesignated blank-check preferred stock may have certain negative effects on the rights of the holders of our Common Stock. The actual effect of the issuance of any shares of blank-check preferred stock upon the rights of holders of Common Stock cannot be stated until the Board determines the specific rights of the holders of such blank-check preferred stock.

Vote Required

The amendment to the Charter to effect an amendment of the Company’s Articles of Incorporation for the purpose of authorizing up to 10,000,000 shares of blank-check preferred stock of the Company, par value $0.001 will be approved if stockholders holding at least a majority of the voting power have voted in favor of the amendment. The proposal to amend the Charter is a “non-discretionary” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares for the proposal, your shares will not be counted as votes cast for the proposal of this Proposal 2.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” approval of this Proposal 2.

Amended Articles of Incorporation

The proposed changes to the Charter, pursuant to the above Proposal 2, are set forth as attached hereto as Exhibit A.

This Proposal 2 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 2.

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PROPOSAL 3-APPROVAL OF THE SHAREHOLDER RIGHTS PLAN

What is the purpose of this proposal?

The purpose of this proposal is to seek stockholder approval for a Shareholder Rights Plan (the “Shareholder Rights Plan”) prior to adoption by the Board.

Why does the Board want to adopt the Shareholder Rights Plan?

The Board has determined that adopting the Shareholder Rights Plan is in the best interest of the Company and its stockholders. The Board’s desire to adopt the Shareholder Rights Plan is not in response to or in anticipation of any pending or threatened take-over bid, nor to generally deter take-over bids. The Board desires to adopt the Shareholder Rights Plan to ensure that the Company’s stockholders are treated fairly in connection with any bid to acquire control of the Company.

How does the Shareholder Rights Plan ensure that the Company’s Stockholders will be treated fairly in connection with a take-over bid?

The Shareholder Rights Plan contains certain provisions that are intended to give the Company’s stockholders adequate time to properly assess a take-over bid and to lessen the pressure on the Company’s stockholders to tender that is typically encountered by stockholders of companies that are subject to take-over bids. Pursuant to the Shareholder Rights Plan, certain take-over bids will trigger provisions of the Shareholder Rights Plan that may make it more costly or time consuming to acquire control of the Company. The Shareholder Rights Plan exempts certain take-over bids from such provisions of the Shareholder Rights Plan but such take-over bids must comply with other provisions of the Shareholder Rights Plan relating to the amount of time such take-over bids must remain open and the necessary stockholder approval threshold.

Does the Shareholder Rights Plan prohibit a take-over of the Company?

No, the Shareholder Rights Plan is not intended to prohibit a take-over of the Company. The Shareholder Rights Plan is simply intended to ensure that any take-over is fair to and in the best interests of the Company’s stockholders.

What happens if the Shareholder Rights Plan is approved?

If the Shareholder Rights Plan is approved by the Company’s stockholders at the Annual Meeting, the Board will adopt the Shareholder Rights Plan with immediate effect following such adoption.

What happens if the Shareholder Rights Plan is not approved by the Company’s shareholders?

If the Shareholder Rights Plan is not approved by the Company’s stockholders, the Board will not adopt the Shareholder Rights Plan and the Shareholder Rights Plan will not become effective.

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PURPOSE OF THE SHAREHOLDER RIGHTS PLAN

The purpose of the Shareholder Rights Plan is to ensure, to the extent possible, that stockholders of the Company are treated fairly in connection with any bid to acquire control of the Company. The Shareholder Rights Plan ensures that, in the context of a bid for control of the Company through an acquisition of shares of Common Stock of the Company, the Board has sufficient time to explore and develop alternatives for maximizing stockholder value, to provide adequate time for competing bids to emerge, to ensure that stockholders have an equal opportunity to participate in such a bid and to give stockholders adequate time to properly assess the bid and lessen the pressure to tender that is typically encountered by stockholders of companies that are subject to takeover bids. The Shareholder Rights Plan in no way prohibits a takeover bid for the Company in a transaction that is fair and in the best interests of all of the Company’s stockholders. The rights of stockholders to seek a change in the management of the Company or to influence or promote action of management in a particular manner will not be affected by the Shareholder Rights Plan. The approval of the Shareholder Rights Plan does not affect the duty of a director to act honestly and in good faith with a view to the best interests of the Company and its stockholders.

SUMMARY OF THE SHAREHOLDER RIGHTS PLAN

The following is a summary of certain material terms of the Shareholder Rights Plan. The summary is qualified in its entirety by reference to the full text of the Shareholder Rights Plan, which is attached as Appendix “A”: to this Proxy Statement. Copies of the Shareholder Rights Plan are also available upon request to the Company. Stockholders are urged to read the Shareholder Rights Plan carefully prior to determining whether or not to vote in favor of approving the Shareholder Rights Plan.

Issuance of Rights

Under the Shareholder Rights Plan, the Company shall issue one right (a “Right”) in respect of each share of Common Stock outstanding on the date the Shareholder Rights Plan is adopted (the “Record Date”) and one Right in respect of each Common Share which may be issued between the Record Date and the date that is the earlier of (i) the close of business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan or compensation plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed, or established by the Company for or pursuant to the terms of any such employee benefit or compensation plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”).

Exercise Price and Adjustment of Exercise Price and Number of Rights

Each Right will entitle the holder thereof, from and after the Distribution Date and prior to the Expiration Date (as defined therein), to purchase, for an exercise price to be determined by the Board in the best interest of the Company’s stockholders (the “Exercise Price”), one share of Common Stock. The Exercise Price and the number of the Rights outstanding are subject to adjustment if, after the Record Date and prior to the Expiration Date, the Company performs certain actions that customarily trigger adjustments, including declaring or paying a dividend on its Common Shares; subdividing or changing the number of outstanding Common Stock into a greater number of Common Stock; combining or changing the number of outstanding Common Stock into a smaller number of Common Stock; or issuing any Common Stock at a purchase price less than the Exercise Price.

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Exercise of Rights and Transferability

Until the Distribution Date, the Rights shall not be exercisable and each Right will be evidenced by the certificate for the associated one share of Common Stock and will be transferable only together with, and will be transferred by a transfer of, such associated Common Stock. From and after the Distribution Date and prior to the expiration of the Right, the Rights shall be exercisable and the registration and transfer of the Rights shall be separate from and independent of Common Stock.

Promptly following the Distribution Date, the rights agent to be designated by the Board (the “Rights Agent”) will send to each holder of record of Common Stock as of the Distribution Date or who subsequently becomes a holder of record of Common Stock upon the exercise of rights attaching to convertible securities outstanding at the Stock Acquisition Date, a rights certificate (the “Rights Certificate”) representing one Right for each share of Common Stock. The Rights may be exercised in whole or in part on any business day after the Distribution Date and prior to the expiration thereof by submitting to the Rights Agent, the Rights Certificate together with an election to exercise such Rights and payment of the Exercise Price for each Right being exercised. Upon receipt of the foregoing, the Rights Agent will direct the Company’s transfer agent to issue stock certificates to the holders exercising their Rights, representing one share of Common Stock for each Right exercised.

Acquisition Event

Subject to the terms of the Shareholder Rights Plan, in the event any person shall become an Acquiring Person, then, the Company will take such action as to ensure each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property, or other securities of the Company) having a value equal to two times the exercise price of the Right.

Acquiring Person shall become null and void without any further action, and any holder of such Rights shall not have any right whatsoever to exercise such Rights under the Shareholder Rights Plan and shall not have thereafter any right whatsoever with respect to such Rights.

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Acquiring Person

Acquiring Person means shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of ten percent or more of the shares of Common Stock then outstanding, but shall not include (i) the Company; (ii) any Subsidiary of the Company; (iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iv) any Person who becomes the Beneficial Owner of ten percent or more of the shares of Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company unless and until such Person, after becoming aware that such Person has become the Beneficial Owner of ten percent or more of the then-outstanding shares of Common Stock, acquires beneficial ownership of additional shares of Common Stock representing one percent or more of the shares of Common Stock then outstanding; (v) any Person which beneficially owns ten percent or more of the shares of Common Stock outstanding on the date hereof, unless and until such time as such Person together with its Affiliates and Associates, directly or indirectly, becomes the Beneficial Owner of fifteen percent or more of the shares of Common Stock then outstanding, in which event such Person shall immediately become an Acquiring Person; and (vi) any Person who has reported or is required to report such ownership (but less than fifteen percent) on Schedule 13G under the Exchange Act (or any comparable or successor report) or on Schedule 13D under the Exchange Act (or any comparable or successor report) which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such schedule (other than the disposition of the Common Stock) and, within ten Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares of Common Stock in excess of 9.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten Business Days following such certification reduces such Person’s, together with its Affiliates’ and Associates’ Beneficial Ownership to less than ten percent of the shares of Common Stock then outstanding; provided, however, that (x) if the Person requested to so certify fails to do so within ten Business Days or breaches or violates such certification, then such Person shall become an Acquiring Person immediately after such ten Business Day period or such breach or violation or (y) if the Person together with its Affiliates and Associates fails to reduce such Person’s, together with its Affiliate’s and Associate’s, Beneficial Ownership to less than ten percent within ten Business Days following such certification, then such Person shall become an Acquiring Person immediately after such ten Business Day period.

Rights Holders Not Stockholders

No holder of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Common Share or any other share or security of the Company which may at any time be issuable on the exercise of the Rights, nor shall the Rights Agreement nor any Rights Certificate be construed or deemed or confer upon the holder of any Right or Rights Certificate any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Company or any right to vote at any meeting of stockholders of the Company or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Company.

Redemption and Waiver

The Board may, at its option, at any time prior to the earlier of (i) the close of business on the tenth Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date occurred prior to the Record Date, the close of business on the tenth Business Day following the Record Date), or (ii) the Final Expiration Date, redeem all, but not less than all, of the then-outstanding Rights at a per Right redemption price to be determined at the time the Shareholder Rights Plan is adopted, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, or similar transaction (the “Redemption Price”). The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock, or any other form of consideration deemed appropriate by the Board.

Supplements and Amendments

Prior to the Distribution Date, the Company and the Rights Agent may supplement or amend any provision of the Shareholder Rights Plan without the approval of any holders of shares of Common Stock. From and after the Distribution Date, the Company and the Rights Agent may supplement or amend the Shareholder Rights Plan without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement the provisions in the Shareholder Rights Agreement in any manner that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an affiliate or associate of an Acquiring Person).

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Confirmation by Stockholders

If the Shareholder Rights Plan is approved by the Company’s stockholders the Shareholder Rights Plan will take effect immediately upon adoption by the Board. If the Shareholder Rights Plan is not approved by the Company’s stockholders, the Shareholder Rights Plan will not be adopted by the Board and the Shareholder Rights Plan will not become effective.

The Board reserves the right to alter any terms of or not to proceed with the Shareholder Rights Plan at any time prior to the Company’s Meeting in the event that the Board determines, in light of subsequent developments, that to do so is in the best interests of the Company and its stockholders.

Vote Required

To approve the Shareholder Rights Plan, a majority of the votes cast by stockholders of the Company present or represented by proxy at the Annual Meeting must be voted FOR the approval of the Shareholder Rights Plan. Abstentions and broker non-votes will not be counted in determining the number of votes necessary for approval of the Shareholder Rights Plan.

The Board recommends a vote FOR the approval of the Shareholder Rights Plan.

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PROPOSAL 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our stockholders are being provided the opportunity to ratify the Board’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending September 30, 2017.

General

Our Board has appointed BDO USA, LLP to examine our financial statements for 2017. The selection of BDO USA, LLP as the independent registered public accounting firm for 2017 is being presented to our stockholders for ratification at the 2017 Meeting. Representatives of BDO USA, LLP are not expected to be present at the 2017 Meeting.

During the fiscal year ended September 30, 2016 and 2015, there were no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the fiscal years ended September 30, 2016 and 2015 there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed or expected to be billed to our Company for professional services rendered by our independent registered public accounting firm, for the fiscal years ended September 30, 2016 and 2015:

	2016	2015	2014

Audit Fees	$197,942	$120,848	$115,125

Audit-Related Fees	0	0	0

Tax Fees	0	0	0

All Other Fees	0	0	0

Total Fees	$197,942	$120,848	$115,125

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with regular filings with the Securities and Exchange Commission and other services that are normally provided by our independent registered public accounting firm for the fiscal years ended September 30, 2016, 2015 and 2014, in connection with statutory and regulatory filings or engagements.

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Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

Our Board pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our Board before the respective services were rendered.

Our Board has considered the nature and amount of fees billed or expected to be billed by BDO USA, LLP and believes that the provision of services for activities unrelated to the audit was compatible with maintaining BDO USA, LLP’s independence.

Vote Required for Approval

The foregoing Proposal 4 will be approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Board Recommendation

The Board unanimously recommends a vote “FOR” the ratification of BDO USA, LLP as its independent registered public accounting firm for fiscal year 2017.

This Proposal 4 is a “discretionary” or “routine” item, meaning that brokerage firms can vote shares in their discretion on behalf of a client if the client has not given voting instructions.

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PROPOSAL 5 — RATIFICATION OF ISSUANCE AND SALE OF COMMON STOCK

UNDER PURCHASE AGREEMENT WITH LINCOLN PARK CAPITAL FUND

Background

Our board believes it is in the best interest of us and our stockholders to approve the issuance of the full number of shares of Common Stock available under the Purchase Agreement (the “Purchase Agreement”) that the Company entered into on October 21, 2015 with Lincoln Park Capital Fund, LLC (“Lincoln Park”). Under the Purchase Agreement, we have the right to sell to LPC up to $50,000,000 in shares of Common Stock, subject to certain limitations and conditions set forth in the Purchase Agreement.

In consideration for entering into the Purchase Agreement, the Company issued to Lincoln Park, 179,598 shares of Common Stock as a commitment fee and shall issue up to 89,799 shares pro rata, when and if Lincoln Park purchases at the Company’s discretion the $50,000,000 aggregate commitment. For example, if we elect, at our sole discretion, to require the Selling Security Holder to purchase $100,000 of our stock then we would issue 180 shares of the pro rata commitment fee which is the product of $100,000 (the amount we have elected to sell) divided by $50,000,000 (the amount we can sell to Lincoln Park under the Purchase Agreement multiplied by 89,799 (the total number of pro rata commitment shares). The pro rata commitment shares will only be issued pursuant to this formula as and when we elect at our discretion to sell stock to Lincoln Park. Lincoln Park may not assign or transfer its rights and obligations under the Purchase Agreement. The Purchase Agreement may be terminated by the Company at any time at its discretion without any cost to the Company.

The Company may direct Lincoln Park, at its sole discretion, and subject to certain conditions, from time to time over a 36-month period and at its sole discretion, but no more frequently than every other business day, direct Lincoln Park to purchase 50,000 shares of our Common Stock on any such business day, which amounts may be increased under certain circumstances, provided that in no event shall Lincoln Park purchase more than $2,000,000 worth of our Common Stock on any single business day, plus an additional “accelerated amount” under certain circumstances, at a purchase price per share based on the market price of our Common Stock immediately preceding the time of sale as computed under the Purchase Agreement without any fixed discount. The amount of shares of our Common Stock that we direct Lincoln Park to purchase depends on the closing price of our Common Stock.

We will control the timing and amount of any sales of Common Stock to Lincoln Park. Actual sales of shares of Common Stock to Lincoln Park under the Purchase Agreement will depend on a variety of factors to be determined by us from time to time, including (among others) market conditions, the trading price of the Common Stock and determinations by us as to other available and appropriate sources of funding for us. We intend to use the net proceeds from that offering for general corporate purposes, including working capital and other business opportunities.

All shares of Common Stock will be issued pursuant to our registration statement on Form S-3 (File No. 333-207600), previously filed with the SEC on October 26, 2015, as amended on August 18, 2016, August 26, 2016, and August 31, 2016, and that was declared effective by the SEC on September 6, 2016. As consideration for entering into the Purchase Agreement, we issued Lincoln Park 179,598 shares of Common Stock. We did not receive any cash proceeds from the issuance of these shares.

Stockholder Approval Requirement for the Proposal

Our Common Stock is listed on the NASDAQ Stock Market, and we are subject to the NASDAQ listing standards set forth in its Marketplace Rules. NASDAQ Marketplace Rule 5635(d) requires stockholder approval prior to the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for Common Stock) in a transaction other than a public offering: (a) at a price less than the greater of book or market value which together with sales by officers, directors or substantial stockholders of the company equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance; or (b) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

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Because the total number of shares issued by us to date in connection with the Purchase Agreement did not exceed 20%, we were not required to seek stockholder approval for those sales. However, future use of the Purchase Agreement may result in the issuance by us of more than 20% of our outstanding Common Stock, which requires stockholder approval under NASDAQ rules. Accordingly, we are seeking approval from our stockholders of the proposed issuances of shares under the Purchase Agreement in excess of 19.9% of our outstanding Common Stock.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve Proposal 5, then we will need to find alternative sources of capital to fund our operations. Such capital may or may not be available to us on terms favorable to us or at all.

Effect of Stockholder Approval

If the stockholders approve Proposal 5, we expect to sell shares to Lincoln Park as and when needed, unless more attractive sources of capital are identified and secured. Based on the current market price of $5.26 as of the record date, the additional issuance may result in dilution to our stockholders.

Voting Exclusion Statement

To the extent Lincoln Park holds any of our Common Stock as of the record date, we will disregard any votes cast on Proposal 5 by Lincoln Park, given Lincoln Park’s interest in the Purchase Agreement.

Vote Required

To approve the issuance to Lincoln Park, a majority of the votes cast by stockholders of the Company present or represented by proxy at the Annual Meeting must be voted FOR the approval of the issuance. Abstentions and broker non-votes will not be counted.

The Board recommends a vote FOR the approval of the issuance of Common Stock to Lincoln Park.

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FUTURE STOCKHOLDER PROPOSALS

To have a proposal intended to be presented at our 2018 annual meeting of stockholders be considered for inclusion in the proxy statement and form of proxy relating to that meeting, a stockholder must deliver written notice of such proposal in writing to the Corporate Secretary at our corporate headquarters no later than November 7, 2017 (unless the date of the 2018 annual meeting of Stockholders is not within thirty (30) days of April 18, 2018, in which case the proposal must be received no later than a reasonable period of time before we begin to print and send our proxy materials for our 2018 annual meeting). Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

NO DISSENTERS’ RIGHTS

Under the Nevada Revised Statutes, our holders of Common Stock are not entitled to dissenters' rights with respect to any of the Proposals, and we will not independently provide such holders with any such right.

INTEREST OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year ended September 30, 2016, and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon.

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TRANSACTIONS WITH RELATED PERSONS

Review, Approval or Ratification of Related Party Transactions

The Nominating and Corporate Governance Committee of the Board of Directors reviews and approves transactions or proposed transactions in which a related person is likely to have a direct or indirect material interest as defined by Item 404(b) of Regulation S-K. In addition, the Nominating and Corporate Governance Committee reviews all relationships and transactions that are disclosed by directors, executive officers or senior financial officers to counsel or the Corporate Secretary, and that are not reviewed by the Board, as constituting potential conflicts of interest, and shall approve or disapprove of such relationships or transactions, in accordance with the applicable provisions of the corporate governance guidelines.

Related Party Transactions

There have been no transactions since October 1, 2015, and there currently are no proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest.

i.	any director or executive officer of our Company;

ii.	any beneficial owner of shares carrying more than 5% of the voting rights attached to our outstanding shares of Common Stock; and

iii.	any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

CODE OF ETHICS AND CONDUCT

Our Board adopted a code of business ethics and conduct (the “Code of Ethics”), applicable to all of our executives, directors and employees. The Code of Ethics is available in print to any stockholder that requests a copy. Copies may be obtained by contacting Investor Relations at our corporate headquarters. Our Code of Ethics is also available on our website at www.anavex.com. We intend to make any disclosures regarding amendments to, or waivers from, the Code of Business Conduct required under Form 8-K by posting such information on our website.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the 2017 Meeting. If any other matters properly come before the stockholders at the meeting, the persons named in the enclosed form of proxy will vote the shares they represent in their discretion.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The rules of the SEC allow the Company to “incorporate by reference” into this proxy statement certain information that we have filed with the SEC. This means that we can disclose important information to our stockholders by referring the stockholders to another document. The information incorporated by reference into this proxy statement is an important part of this proxy statement and is considered to be part of this proxy statement from the date we file that information with the SEC. Any reports filed by us with the SEC after the date of this proxy statement will automatically update and, where applicable, supersede any information contained in this proxy statement or incorporated by reference into this proxy statement.

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Items 5, 6, 7, 7A, 8 and 9 of the Company’s Annual Report for the year ended September 30, 2016 filed by the Company with the SEC and the Company’s Current Reports on Form 8-K filed with the SEC since September 30, 2016 are incorporated by reference into this proxy statement.

A copy of any of the documents referred to above will be furnished, without charge, by writing to Anavex Life Sciences Corp., Attention: Investor Relations, 51 W 52nd Street, 7th Floor, New York, NY 10019. The documents referred to above are also available from the EDGAR filings that can be obtained through the SEC’s website at http://www.sec.gov or our website at www.anavex.com.

FORM 10-K ANNUAL REPORT TO STOCKHOLDERS

On December 14, 2016, the Company filed with the SEC its Annual Report on Form 10-K for the fiscal year ended September 30, 2016. We have enclosed the Annual Report with this proxy statement. The Annual Report includes our audited financial statements for the fiscal year ended September 30, 2016, along with other financial information and management discussion which we urge you to read carefully. As filed with the SEC, our Annual Report contains the following exhibit, which is not being furnished herewith, but which we will provide free of charge upon request: (1) Business Code of Conduct & Ethics.

You can also obtain, free of charge, a copy of our Annual Report and all exhibits thereto by:

•	writing to: Anavex Life Sciences Corp. 51 W 52nd Street, 7th Floor, New York, NY 10019 Attention: Christopher U. Missling, PhD., Chief Executive Officer

•	telephoning us at: 844.689.3939

You can obtain a copy of our Annual Report and other periodic filings that we make with the SEC at www.anavex.com or from the SEC’s EDGAR database at http://www.sec.gov.

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2017 MEETING PROXY MATERIALS RESULTS

Copies of this proxy statement and proxy materials ancillary hereto may be found on our website at www.anavex.com and at www.proxyvote.com. We intend to publish final results from the 2017 Meeting in a Current Report on Form 8-K, which will be filed with the SEC within four (4) business days from the 2017 Meeting, or as amended thereafter. You may obtain a copy of this and other reports free of charge at or the SEC at (800) 732-0330 or http://www.sec.gov.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Proxy Statement is being delivered to two (2) or more stockholders who share an address, unless the Company has received contrary instruction from one (1) or more of such stockholders. The Company will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the proxy statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company by writing to us at 51 W 52nd Street, 7th Floor, New York, NY 10019 Attention:  Christopher Missling, PhD. or telephoning us at 844.689.3939.

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STOCKHOLDER RIGHTS AGREEMENT

RIGHTS AGREEMENT, dated as of ________ ___, 20__ (the “Agreement”), between Anavex Life Sciences Corp., a Nevada corporation (the “Company”), and [____________________________] (the “Rights Agent”).

WITNESSETH

WHEREAS, on ________ ___, 20__ (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution of one Right for each share of common stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding at the close of business on [________ ___, 20__] (the “Record Date”), and has authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(o) hereof) for each share of Common Stock of the Company issued between the Record Date (whether originally issued or delivered from the Company’s treasury) and the Distribution Date, each Right initially representing the right to purchase one share of Common Stock, upon the terms and subject to the conditions hereinafter set forth (the “Rights”);

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.        Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)     “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of ten percent or more of the shares of Common Stock then outstanding, but shall not include (i) the Company; (ii) any Subsidiary of the Company; (iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iv) any Person who becomes the Beneficial Owner of ten percent or more of the shares of Common Stock then outstanding as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company unless and until such Person, after becoming aware that such Person has become the Beneficial Owner of ten percent or more of the then-outstanding shares of Common Stock, acquires beneficial ownership of additional shares of Common Stock representing one percent or more of the shares of Common Stock then outstanding; (v) any Person which beneficially owns ten percent or more of the shares of Common Stock outstanding on the date hereof, unless and until such time as such Person together with its Affiliates and Associates, directly or indirectly, becomes the Beneficial Owner of fifteen percent or more of the shares of Common Stock then outstanding, in which event such Person shall immediately become an Acquiring Person; and (vi) any Person who has reported or is required to report such ownership (but less than fifteen percent) on Schedule 13G under the Exchange Act (or any comparable or successor report) or on Schedule 13D under the Exchange Act (or any comparable or successor report) which Schedule 13D does not state any intention to or reserve the right to control or influence the management or policies of the Company or engage in any of the actions specified in Item 4 of such schedule (other than the disposition of the Common Stock) and, within ten Business Days of being requested by the Company to advise it regarding the same, certifies to the Company that such Person acquired shares of Common Stock in excess of 9.99% inadvertently or without knowledge of the terms of the Rights and who or which, together with all Affiliates and Associates, thereafter within ten Business Days following such certification reduces such Person’s, together with its Affiliates’ and Associates’ Beneficial Ownership to less than ten percent of the shares of Common Stock then outstanding; provided, however, that (x) if the Person requested to so certify fails to do so within ten Business Days or breaches or violates such certification, then such Person shall become an Acquiring Person immediately after such ten Business Day period or such breach or violation or (y) if the Person together with its Affiliates and Associates fails to reduce such Person’s, together with its Affiliate’s and Associate’s, Beneficial Ownership to less than ten percent within ten Business Days following such certification, then such Person shall become an Acquiring Person immediately after such ten Business Day period.

(b)          “Act” shall mean the Securities Act of 1933, as amended.

(c)          “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(d)          “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(e)          “Agreement” shall mean this Rights Agreement between the Company and the Rights Agent.

(f)           A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities:

(i)        which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of one or more conditions (whether or not within the control of such Person) pursuant to any agreement, arrangement, or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” (A) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (B) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (C) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(i) hereof in connection with an adjustment made with respect to any Original Rights;

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(ii)        which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement, or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subparagraph (ii) as a result of an agreement, arrangement, or understanding to vote such security if such agreement, arrangement, or understanding: (A) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations under the Exchange Act, and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii)        which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement, or understanding (whether or not in writing), (A) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subparagraph (ii) of this definition of “Beneficial Owner” and “beneficially own”), or disposing of any voting securities of the Company, or (B) to cooperate in obtaining, changing, or influencing the control of the Company; provided, however, that nothing in this definition of “Beneficial Owner” and “beneficially own” shall cause a person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such person’s participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition; and provided further, however, that any stockholder of the Company, with Affiliate(s), Associate(s), or other Person(s) who may be deemed representatives of it serving as director(s) of the Company, shall not be deemed to beneficially own securities held by other Persons as a result of (i) Persons affiliated or otherwise associated with such stockholder serving as directors or taking any action in connection therewith; (ii) discussing the status of its shares with the Company or other stockholders of the Company similarly situated; or (iii) voting or acting in a manner similar to other stockholders similarly situated, absent a specific finding by the Board of Directors of an express agreement, arrangement, or understanding among such stockholders to act in concert with one another as stockholders so as to cause, in the good faith judgment of the Board of Directors, each such stockholder to be the Beneficial Owner of the shares held by the other stockholder(s); or

(iv)        which are the subject of, or the reference securities for, or that underlie, any Derivative Interest of such Person or any of such Person’s Affiliates and Associates, with the number of shares of Common Stock deemed “beneficially owned” being the notional or other number of shares of Common Stock specified in the documentation evidencing the Derivative Interest as being subject to being acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of shares of Common Stock is specified in such documentation, as determined by the Board in its sole discretion to be the number of shares of Common Stock to which the Derivative Interest relates.

(g)        “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

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(h)        “Close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(i)        “Common Stock” shall mean the common stock, par value $0.001 per share, of the Company, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

(j)        “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(k)        “Company” shall have the meaning set forth in the parties clause at the beginning of this Agreement.

(l)        “Current Market Price” shall have the meaning set forth in Section 11(d)(hereof.

(m)       “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(n)        “Derivative Interest” shall mean any derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the underlying equity increases, including, but not limited to, a long convertible security, a long call option, and a short put option position, in each case, regardless of whether (i) such interest conveys any voting rights in such security; (ii) such interest is required to be, or is capable of being, settled through delivery of such security; or (iii) transactions hedge the economic effect of such interest.

(o)        “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(p)        “Equivalent common stock” shall have the meaning set forth in Section 11(b) hereof.

(q)        “Exchange Act” shall mean the Securities Exchange Act of 1934 as amended.

(r)        “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(s)        “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(t)        “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(u)       “Nasdaq” shall have the meaning set forth in Section 11(d)(i) hereof.

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(v)        “Original Rights” shall have the meaning set forth in Section 1(f)(i) hereof.

(w)        “Person” shall mean any individual, firm, corporation, partnership, joint venture, limited liability company, trust, association, syndicate or other entity, and shall include any successor (by merger or otherwise) of any of the foregoing.

(x)         “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(y)         “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

(z)         “Record Date” shall have the meaning set forth in the WHEREAS clause at the beginning of this Agreement.

(aa)       “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(bb)      “Rights” shall have the meaning set forth in the WHEREAS clause at the beginning of this Agreement.

(cc)      “Rights Agent” shall have the meaning set forth in the parties clause at the beginning of this Agreement.

(dd)      “Rights Certificate” shall have the meaning set forth in Section 3(a) hereof.

(ee)       “Rights Dividend Declaration Date” shall have the meaning set forth in the WHEREAS clause at the beginning of this Agreement.

(ff)        “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

(gg)      “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(hh)      “Section 13 Event” shall mean any event described in clauses (x), (y), or (z) of Section 13(a) hereof.

(ii)         “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(jj)        “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(kk)      “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of securities or other ownership interests having ordinary voting power sufficient to elect at least a majority of the directors or other Persons having similar functions of such corporation or other entity are at the time beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

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(ll)       “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(mm)   “Trading Day” shall have the meaning set forth in Section 11(d) hereof.

(nn)     “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

Section 2.          Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents (each of whom will be deemed a “Rights Agent” under this Agreement) as it may deem necessary or desirable, upon five business days’ prior written notice to the Rights Agent; provided, however, that no such advance notice shall be required in the event of any “force majeure” development as addressed in Section 35 hereof. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.

Section 3.          Issue of Rights Certificates.

(a)        Until the earlier of (i) the close of business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan or compensation plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed, or established by the Company for or pursuant to the terms of any such employee benefit or compensation plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates (or, for shares participating in the direct registration system, by notations in the respective book entry accounts for the Common Stock), and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more right certificates, in substantially the form of Exhibit A hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment, as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(o) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

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(b)        The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit B (the “Summary of Rights”) to any holder of Rights who may so request from time to time prior to the Expiration Date (as such term is defined in Section 7 hereof). With respect to certificates evidencing the Common Stock outstanding as of the Record Date, or issued subsequently to the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Common Stock (or, in the case of book entry shares reflected on the direct registration system, the notations in the book-entry account system of the transfer agent for the Common Stock) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(c)        Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or delivered from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Anavex Life Sciences Corp. (the “Company”) and the Rights Agent thereunder (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was, or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

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With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. In the case of any shares participating in the direct registration system, the Company shall cause the transfer agent for the Common Stock to include on each direct registration account statement with respect thereto issued prior to the Distribution Date a notation to the effect that the Company will mail to the stockholder a copy of the Rights Agreement, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor and that the recipient of the statement, as a holder of shares of Common Stock, may have certain rights thereunder. In the event that shares of the Common Stock are not represented by certificates, references in this Agreement to certificates shall be deemed to refer to the notations in the book entry accounts reflecting ownership of such shares.

Section 4.           Form of Rights Certificates.

(a)        The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such changes or marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the price set forth therein (such exercise price per share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b)        Any Rights Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of an Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, plan, arrangement, or understanding (whether or not in writing) regarding the transferred Rights, or (B) a transfer that the Board has determined is part of a plan, arrangement, or understanding (whether or not in writing), which has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement, or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

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The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

Section 5.          Countersignature and Registration.

(a)        The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b)        Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, and the date of each of the Rights Certificates.

Section 6.          Transfer, Split Up, Combination, and Exchange of Rights Certificates; Mutilated, Destroyed, Lost, or Stolen Rights Certificates.

(a)        Subject to the provisions of Section 4(b), Section 7(e), and Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined, or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Common Stock (or, following a Triggering Event, other securities, cash, or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine, or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined, or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon, the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14, and Section 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination, or exchange of Rights Certificates.

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(b)        Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction, or mutilation of a Rights Certificate, and, in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed, or mutilated.

Section 7.           Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)        Subject to Section 7(e) hereof, at any time after the Distribution Date, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii), and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of shares (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the expiration of the Rights, which shall occur at the earlier of (i) 5:00 P.M. New York City time on [________ 31, 20__ ], the date that is the third anniversary of the adoption of this Agreement, or such later date as may be established by the Board of Directors prior to the expiration of the Rights (such date, as it may be extended by the Board, the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23, or (iii) the time at which the Rights may be exchanged as provided in Section 24 hereof (the earliest of (i), (ii), and (iii) being herein referred to as the “Expiration Date”).

(b)       The Purchase Price for each share of Common Stock pursuant to the exercise of a Right shall initially be $[__.__] (which Purchase Price shall be determined at the time of the adoption of this Agreement, based on the current trading price of the Company’s Common Stock), and shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in accordance with paragraph (c) below.

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(c)        Subject to Section 7(e), upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly completed and executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per share of Common Stock (or other, securities, cash, or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(j) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Common Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Common Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of shares of Common Stock as are to be purchased (in which case, certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request; (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof; (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities of the Company, pay cash, and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash, and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Common Stock would be issued.

(d)        In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e)        Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement, or understanding (whether or not in writing) regarding the transferred Rights, or (B) a transfer which the Board has determined is part of a plan, arrangement, or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates, or their respective transferees hereunder.

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(f)        Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8.          Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.           Reservation and Availability of Capital Stock.

(a)        The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock, the number of shares of Common Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Common Stock (or other securities of the Company, as the case may be) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall use commercially reasonable best efforts to make appropriate increases in the number of shares so reserved.

(b)        The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of shares of Common Stock (or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of shares of Common Stock (or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of shares of Common Stock (or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

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(c)        The Company may temporarily suspend, for a period of time not to exceed ninety days after the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, the exercisability of the Rights in order to prepare and file a registration statement relating to the securities purchasable upon exercise of the Rights on an appropriate form and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have been declared effective.

Section 10.        Common Stock Record Date. Each Person in whose name any certificate for a number of shares of Common Stock (or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Common Stock (or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Stock (or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common Stock (or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.        Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

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(a)          (i)        In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide or split the outstanding Common Stock, (C) combine or consolidate the outstanding Common Stock into a smaller number of shares, including a reverse stock split or otherwise or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, split, consolidation or reclassification, and the number and kind of shares of Common Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Common Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii)        Subject to Section 24 hereof, in the event any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then, promptly following the occurrence of such an event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of shares of Common Stock into which a Right was exercisable immediately prior to the first occurrence of a “Section 11(a)(ii) Event,” such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then-number of shares of Common Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

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(iii)        In the event that the number of shares of Common Stock which are authorized by the Company’s Certificate of Incorporation, as may be amended from time to time, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash; (2) a reduction in the Purchase Price; (3) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, which the Board has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of equity securities being referred to as “Common Stock Equivalents”), (4) debt securities of the Company; (5) other assets; or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty day period set forth above may be extended to the extent necessary, but not more than ninety days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty day period, as it may be extended, is herein called the “Substitution Period”). To the extent that action is to be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per-share or per-unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

(b)        In case the Company shall fix a record date for the issuance of rights, options, or warrants to all holders of Common Stock entitling them to subscribe for or purchase (for a period expiring within forty-five calendar days after such record date) Common Stock (or shares having the same rights, privileges, and preferences as the shares of Common Stock (“equivalent common stock”)) or securities convertible into Common Stock, or equivalent common stock, at a price per share of Common Stock or per share of equivalent common stock (or having a conversion price per share, if a security convertible into Common Stock or equivalent common stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or equivalent common stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock and/or equivalent common stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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(c)        In case the Company shall fix a record date for a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Common Stock, but including any dividend payable in stock other than Common Stock), or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets, or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Common Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)        For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, reverse stock split, or reclassification shall not have occurred prior to the commencement of the requisite thirty Trading Day or ten Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq Stock Market (“Nasdaq”) or, if the Common Stock is not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported on a quotation system then in use, or, if on any such date the Common Stock is not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

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(e)        Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundredth of a share of Common Stock. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f)        If, as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Common Stock; thereafter, the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k), and (m), and the provisions of Sections 7, 9, 10, 13, and 14 hereof with respect to the Common Stock shall apply on like terms to any such other shares.

(g)        All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

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(h)        Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock obtained by (i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)        The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)        Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

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(k)        Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of shares of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of shares of Common Stock at such adjusted Purchase Price.

(l)        In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event and a holder of any Right shall exercise such Right after such record date, but before the occurrence of such event, the Company may elect to defer, until the occurrence of such event, the issuance to such exercising holder of such number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise which are over and above the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)        Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that, in their good faith judgment, the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Common Stock; (ii) issuance wholly for cash of any shares of Common Stock at less than the Current Market Price; (iii) issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of preferred Stock; (iv) stock dividends; or (v) issuance of rights, options, or warrants referred to in this Section 11, in each case hereafter made by the Company to holders of its Common Stock, shall not be taxable to such stockholders.

(n)        The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 27 hereof, take (or permit any Subsidiary to take) any action if, at the time such action is taken, it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(o)        Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event, and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

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Section 12.         Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made or any event affecting the Rights or their exercisability (including without limitation an event which causes Rights to become null and void) occurs as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event, and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment; (b) promptly file with the Rights Agent, and with each transfer agent for the Common Stock, a copy of such certificate; and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof. Notwithstanding the foregoing sentence, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such a certificate.

Section 13.         Consolidation, Merger, or Sale or Transfer of Assets, Cash Flow, or Earning Power.

(a)        In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger; (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(n) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property; or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow, or earning power aggregating more than fifty percent of the assets, cash flow, or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(n) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then-current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable, and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal, or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then-current Purchase Price by the number of shares of Common Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such shares for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

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(b)         “Principal Party” shall mean

(i)        in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

(ii)        in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow, or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stocks of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c)        The Company shall not consummate any such consolidation, merger, sale, or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

(i)        prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date; and

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(ii)                take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(iii)                deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14.         Fractional Rights and Fractional Shares.

(a)        The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(o) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq or, if the Rights are not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by a quotation system then in use or, if on any such date the Rights are not so quoted, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

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(b)       Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price of one share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(c)       The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15.        Rights of Action. All rights of action in respect of this Agreement are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action, or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder by any Person subject to this Agreement.

Section 16.        Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)        prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of shares of Common Stock;

(b)        after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

(c)        subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) (or book entry shares in respect of Common Stock) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate (or notices provided to holders of book entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

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(d)        notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other judgment, order, decree, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory, or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, judgment, injunction, decree, or ruling lifted or otherwise overturned as soon as possible.

Section 17.        Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends, or be deemed for any purpose the holder of the number of shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

Section 18.        Concerning the Rights Agent.

(a)        The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent, and any subsidiary or affiliate of the Rights Agent, and any director, officer, employee or agent of the Rights Agent or any subsidiary or affiliate of the Rights Agent, for, and to hold each of them harmless against, any loss, liability, damage, cost or expense, incurred without gross negligence, bad faith, or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent or such other indemnified party in connection with the acceptance and administration of this Agreement or the performance of the Rights Agent’s duties hereunder, including the costs and expenses of defending against any claim of liability in the premises.

(b)        The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered, or omitted by it in connection with its administration of this Agreement or the performance of the Rights Agent’s duties hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed, and, where necessary, verified or acknowledged, by the proper Person or Persons.

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Section 19.        Merger or Consolidation or Change of Name of Rights Agent.

(a)        Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)        In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.        Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)        The Rights Agent may consult with legal counsel of its selection (who may be legal counsel for the Company), and the written advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such written advice or opinion.

(b)        Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “Current Market Price”) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary, or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

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(c)        The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith, or willful misconduct.

(d)        The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)        The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11, Section 13, or Section 24 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock will, when so issued, be validly authorized and issued, fully paid, and nonassessable.

(f)        The Company agrees that it will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)        The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while awaiting instructions.

(h)        The Rights Agent and any stockholder, director, officer, or employee of the Rights Agent may buy, sell, or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

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(i)        The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect, or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

(j)        If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21.        Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation or other form of entity organized and doing business under the laws of the United States or of any of the states of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a corporation or other entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act, or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 22.        Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded as of the Distribution Date, or upon the exercise, conversion, or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.        Redemption and Termination.

(a)        The Board may, at its option, at any time prior to the earlier of (i) the close of business on the tenth Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth Business Day following the Record Date), or (ii) the Final Expiration Date, redeem all, but not less than all, of the then-outstanding Rights at a redemption price of $______________ per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price, of the Common Stock at the time of redemption), or any other form of consideration deemed appropriate by the Board of Directors.

(b)        Immediately upon the action of the Board ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then-outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

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Section 24.         Exchange.

(a)        The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after (i) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent or more of the Common Stock then outstanding, or (ii) the occurrence of an event specified in Section 13(a) hereof.

(b)        Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c)        In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

(d)        The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subsection (e), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

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Section 25.         Notice of Certain Events.

(a)        In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company); or (ii) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights, or options; or (iii) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock); or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11(n) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50 percent of the assets, cash flow, or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(n) hereof); or (v) to effect the liquidation, dissolution, or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty days prior to the record date for determining holders of the shares of Common Stock for purposes of such action, and in the case of any such other action, at least twenty days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock, whichever shall be the earlier.

(b)        In the event that any Section 11(a)(ii) Event shall occur, the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof.

Section 26.        Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Anavex Life Sciences Corp. 51 W 52nd Street, 7th Floor, New York, NY USA Attention: Secretary

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Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

[________________] [________________] [________________] [Attention: ]

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.        Supplements and Amendments. Subject to this Section 27, this Agreement may be supplemented or amended at the times and for the purposes set forth below. Prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of shares of Common Stock. From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, that the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. Notwithstanding anything herein to the contrary, this Agreement may not be amended (other than pursuant to clauses (i) or (ii) of the third sentence of this Section 27) at a time when the Rights are not redeemable.

Section 28.        Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

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Section 29.        Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, any calculation of the number of shares of Common Stock or any other class of capital stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule
13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement, and any determination as to whether actions of any Person shall be such as to cause such Person to beneficially own shares held by another Person). All such actions, calculations, interpretations, and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive, and binding on the Company, the Rights Agent, the holders of the Rights, and all other parties, and (y) not subject the Board or any of the directors to any liability to the holders of the Rights.

Section 30.        Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy, or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31.        Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant, or restriction is held by such court or authority to be invalid, void, or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board of Directors.

Section 32.        Governing Law. This Agreement, each Right, and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

Section 33.        Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34.        Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

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Section 35.        Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information.

* * * SIGNATURE PAGE FOLLOWS * * *

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

ANAVEX LIFE SCIENCES CORP.

By
Name:
Title:

[______________________________]

By
Name:
Title:

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Exhibit A

Form of Rights Certificate

Certificate No. R-	________ Rights

NOT EXERCISABLE AFTER [_______________] (UNLESS EXTENDED PRIOR THERETO BY THE BOARD OF DIRECTORS), OR EARLIER IF REDEEMED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $_________ PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]

Rights Certificate

Anavex Life Sciences Corp.

This certifies that __________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of ________ ___, 20__ (the “Rights Agreement”), between Anavex Life Sciences Corp., a Nevada corporation (the “Company”), and [________________________] (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. New York City time on [________ 31, 20__] at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one fully paid and non-assessable share of Common Stock (the “Common Stock”) of the Company, at a purchase price of $[__.__] per one share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of ________ ___, 20__ based on the Common Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that a number of Rights be exercised so that only whole shares of Common Stock will be issued.

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Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate, or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Common Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions, and conditions of the Rights Agreement, which terms, provisions, and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties, and immunities hereunder of the Rights Agent, the Company, and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $_____________ per Right at any time prior to (i) the close of business on the tenth Business Day following the “Stock Acquisition Date”, which is the first date of a public announcement that a person has become an Acquiring Person, and (ii) the Final Expiration Date. In addition, the Rights may be exchanged, in whole or in part, at the Company’s option, for shares of the Common Stock of the Company. Immediately upon the action of the Board authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

A-2

No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company, which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of ______________ ___, ___

ATTEST:		ANAVEX LIFE SCIENCES CORP.

By:
Secretary		Name
Title:
Countersigned:

[_____________________________________]

By:
Authorized Signature

A-3

Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED

hereby sells, assigns, and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:	___________________, ____
Signature

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) this Rights Certificate is ⁭/ is not ⁭ being sold, assigned, and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it did ⁭ / did not ⁭ acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:	___________________, ____
Signature

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to

exercise Rights represented by the

Rights Certificate.)

A-4

To:         Anavex Life Sciences Corp.

The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Rights Certificate to purchase the shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated:	___________________, ____
Signature

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Rights Certificate are ⁭ / are not ⁭ being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2) after due inquiry and to the best knowledge of the undersigned, it did ⁭ / did not ⁭ acquire the Rights evidenced by this Rights Certificate from any Person who is, was, or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:	___________________, ____
Signature

A-5

Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

A-6

Exhibit B

SUMMARY OF RIGHTS TO PURCHASE

COMMON STOCK

On _______________, the Board of Directors (the “Board”) of Anavex Life Sciences Corp. (the “Company”) declared a dividend distribution of one Right for each outstanding share of common stock (“Common Stock”) to stockholders of record at the close of business on [________ ___, 20__] (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one share of Common Stock, par value $0.001 per share (the “Common Stock”), at a Purchase Price of $[__.__], subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”) between the Company and [_______________________], as Rights Agent.

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and a “Distribution Date” will occur upon the earlier of (i) ten Business Days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of ten percent or more, or fifteen percent or more if such person or group owned ten percent or more on the adoption date of the Rights Agreement, of the outstanding shares of Common Stock (the “Stock Acquisition Date”), other than as a result of repurchases of stock by the Company or (ii) ten Business Days (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person. Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Common Stock will be issued.

The Rights are not exercisable until the Distribution Date and will expire at 5:00 P.M. New York City time on [________ 31, 20__ ], unless earlier redeemed, exchanged, or extended by the Company.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

B-1

In the event that a person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property, or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of [$20.00] per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase [$40.00] worth of Common Stock (or other consideration, as noted above) for [$20.00]. Assuming that the Common Stock had a per share value of $2.00 at such time, the holder of each valid Right would be entitled to purchase twenty shares of Common Stock for [$20.00].

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) fifty percent or more of the Company’s assets, cash flow, or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the “Triggering Events.”

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment).

Subject to the terms of the Rights Agreement, at any time prior to such time as any Person becomes an Acquiring Person, the Company may redeem the Rights in whole, but not in part, at a price of $__________ per Right (payable in cash, Common Stock, or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the ___________ redemption price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

B-2

Any of the provisions of the Rights Agreement may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes that do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to lengthen a time period relating to when the Rights may be redeemed may be made at such time as the Rights are not redeemable.

A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

B-3

ANAVEX LIFE SCIENCES CORP.

PROXY FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 18, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of ANAVEX LIFE SCIENCES CORP., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of 2017 Annual Meeting of Stockholders and Proxy Statement dated March__, 2017 and hereby appoints Christopher U. Missling, PhD, with full power of substitution, as attorney-in-fact and proxy for, and in the name and place of, the undersigned, and hereby authorizes him to represent and to vote all of the shares which the undersigned is entitled to vote at the 2017 Annual Meeting of Stockholders of the Company to be held on April 18, 2017, at 10:00 am, local time, at the offices of NASDAQ MarketSite, 4 Times Square, New York, NY 10036, and at any adjournments thereof, upon the matters as set forth in the Notice of the 2017 Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE 2017 ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1, 2, 3, 4 and 5 AS DESCRIBED IN THE PROXY AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 3, 4 and 5. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK.

1.       Proposal 1. Election of Directors. To elect six (6) members of our Board, each to hold office until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified

FOR ALL THE DIRECTOR- NOMINEES	WITHHOLD AUTHORITY FOR ALL DIRECTORS	FOR ALL EXCEPT (See instructions below)
DIRECTOR-NOMINEES:
☐	☐	☐	☐	Christopher U. Missling, PhD
			☐	Athanasios Skarpelos
			☐	Bernd Metzner, PhD
			☐	Elliot Favus, MD
			☐	Steffen Thomas, PhD
			☐	Peter Donhauser, D.O.

INSTRUCTION: To withhold authority to vote for any individual director-nominee(s), mark “FOR ALL EXCEPT” and check the box next to each nominee(s) you wish to withhold.

2. Proposal 2. Approval of Preferred Stock. To activate the amendment of the Company’s Articles of Incorporation for the purpose of authorizing up to 10,000,000 shares of preferred stock of the Company, par value $0.001.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Proposal 3. Approval of the Stockholder Rights Plan. To approve the Stockholder Rights Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. Proposal 4. Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5. Proposal 5. Approval of Issuance of Common Stock. To approve the issuance of common stock of the Company under the Purchase Agreement dated October 21, 2015, by and between the Company and Lincoln Park Capital, LLC.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

Please check here if you plan to attend the meeting.	☐

Date:

(Signature of Stockholder)

(Print Name)

(Signature of Stockholder)

(Print Name)

Type of Stock : __________________

Number of Shares: __________________

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.